EXHIBIT 99.2


INGEN TECHNOLOGIES, INC.
35193 Avenue A, Suite C
Yucaipa, California 92399

                                    AGREEMENT

 This Agreement made effective as of this 1st day of February, 2008, by and between PROGRESSIVE INT'L HOLDING CO., LTD. a Hong Kong Corporation , further referred to as the ("Contractor") whose principal address is ROOM 605-606 ALLIANCE BLDG, 130 CONNAUGHT ROAD,CENTRAL HONG KONG, CENTRAL HONG KONG; and Ingen Technologies, Inc., A Nevada Corporation, further referred to as the ("Company"), whose principal address is 35193 Avenue A, Yucaipa, California 92399 , and is made with reference to the following.

(*) = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS AS SHOWN, HAS BEEN OMITTED AND FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ("SEC") PURSUANT TO SEC RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


RECITALS

A. The Company is a Medical Device Manufacturer, and in the business of providing medical products and services on a global basis. Said products and services are inclusive of, but not limited to, Oxyview(R); as described in Exhibit-A.

B. The Company desires to engage the services of the Contractor as its Exclusive Distributor for Peoples Republic of China, Japan, Korea and India. The Contractor agrees to purchase a minimum of 10,000 Oxyview(R) units per month. All purchases will be prepaid and accompanied by a purchase order from the Contractor.

C. The Contractor has the expertise, knowledge and resources for assisting with the sales and marketing of OxyView(TM) and OxyAlert(TM) products and agrees to and accepts to sell the OxyView(TM) products on a "best efforts" basis.

D. The Contractor is responsible for installation, training, advertising & promotion of the products for Peoples Republic of China, Japan, Korea and India.

E. The Company desires to utilize the Contractor's expertise, knowledge and other resources for developing and promoting said services as described in the above recitals for the purpose of establishing sales of Oxyview(TM) and OxyAlert(TM) products and services, and as such, the Contractor desires to accept exclusive distribution as stated.

NOW, THEREFORE, the Parties mutually agree as follows:

    1. In consideration of the Contractor accepting the above recitals, the company agrees to offer the following pricing structure;

        a) Oxyview(R) pricing:

            The first (*) Oxyview units at $(*) ea. US
            All other sales after the first purchase  is $(*) ea. US

            Note: The first order will be placed after the registration in China is completed.

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        b)  MSRP is $(*) US

        c) The Contractor can decide on the wholesale pricing for any sub-distributors.

(*) = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS AS SHOWN, HAS BEEN OMITTED AND FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ("SEC") PURSUANT TO SEC RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2. The Company authorizes the Contractor, and any of his sub-marketing groups, to market, promote and sell the Oxyview(R) products and services. Any other products and services offered by the Company are not a part of this Agreement and may not be sold and/or marketed by the Contractor without the written permission or authorization from the Company.

3. As a part of the services specified herein, the Contractor accepts the above considerations and understands his/her rights to sell said products within the Peoples Republic of China, Japan, Korea and India. The Contractor agrees to provide his/her "best efforts" to assist with the marketing for the Oxyview(R) products and services.

4. The Company holds harmless and indemnifies the Contractor from all liabilities associated with any claims or lawsuits. The Company agrees to include the Contractor as an additionally insured party to the Company product liability insurance coverage.

5. Except for the amounts paid to the Company as stated in paragraph-1 and within the Recitals herein, neither the Company nor the Contractor shall not be entitled to other payment and/or reimbursement for expenses incurred pursuant to this Agreement. All costs and expenses incurred by either party shall be each parties own responsibility.

6. The Company agrees to provide full and proper assistance to the Contractor inclusive of product warranty, administrative support, technical support, and professional support on a best efforts basis and within regulatory guidelines and laws set forth for providing said services and without penalty to the Contractor.

7. The Contractor agrees to provide the Company with proper tax documentation and identification upon the signing of this Agreement in accordance to State and Federal tax laws.

8. The relationship between both parties created by this Agreement is that of principal ("the Company") and Exclusive Distributor ("the Contractor") in that the time spent and the professional manner in which the services are performed shall solely be the responsibility of the Contractor. However, the Contractor agrees to use their best and most diligent efforts, within all laws, to provide the resources and expertise under the terms and conditions set forth herein.

9. During the term of this Agreement the Contractor does not have the right to promote services, either directly and/or indirectly, to any entity that has a similar products as provided by the Company for the duration of this Agreement.

10. In consideration of the importance of confidentiality, non-disclosure and trade secrets, the Contractor acknowledges that during the course of this Agreement between the Company and the Contractor, the Contractor has had access to and will continue to have access to various confidential information and trade secrets consisting of compilations of information, records, specifications and trade lists, which are owned by the Company and which are regularly used in the operation of the Company's business. The Contractor specifically agrees to NOT distribute the product pricing of the Company, nor use the brand name on any of their pricing to their clients. Further, the Contractor will agree to keep confidential all material related to or made a part of this Agreement from any client, employee, associate and/or the like.

        In consideration of continued engagement through this Agreement during the period of the Agreement by the Company, the Contractor shall not disclose any of the aforesaid confidential information or trade secrets, directly or indirectly, nor use them in any way, either during the term of this Agreement or at any time thereafter, except as required in the Contractor's engagement with the Company, but does not include information already within the public domain at the time the information is acquired by the Contractor, or information that subsequently becomes public through no act or omission of the Contractor.

        In further consideration of continued engagement and during the period of the Agreement, all files, records, documents, drawings, specifications, equipment and similar items relating to the business of the Company, whether prepared by the Contractors or otherwise, coming into the Contractor's possession shall remain the exclusive property of the Company and shall not be removed from the Company's premises under any circumstances whatsoever without prior written consent of the Company.

(*) = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS AS SHOWN, HAS BEEN OMITTED AND FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ("SEC") PURSUANT TO SEC RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

11. This Agreement shall continue in effect for a period of five years (5-yrs), and may be continued thereafter only by the express mutual agreement of both parties. This agreement can only be terminated by cause. One or both parties must submit, in writing, with a 30 day notice, any termination.

12. This document contains the entire Agreement of the parties relating to this Agreement and correctly sets forth the rights, duties and obligations of all parties hereto. Any prior agreements, promises, negotiations and/or representations not expressly set forth in this Agreement is of no force and effect.

13. No waiver of any term or condition of this Agreement shall be deemed or construed to be a waiver of such term or condition in the future, or of any preceding or subsequent breach of the same or any other term or condition of this or any other agreement. All remedies, rights, undertakings, obligations and agreements contained in this Agreement shall be cumulative and none of them shall be in limitation of any other remedy, right, undertaking, obligation or agreement of either party hereto.

14. No amendment or modification of this Agreement or of any covenant, condition or limitation herein contained shall be valid unless in writing and duly executed by the party to be charged therewith. Unless otherwise specifically set forth under a particular provision, any amendment or modification shall require the overall consent of both parties.

15. Nothing contained in this Agreement shall be construed so as to require the commission of any act contrary to law, and whenever there is a conflict between any provision of this Agreement and any statute, law, ordinance, rule, order or regulation, the later shall prevail, but in such event any such provision of this Agreement shall be curtailed and limited only to the extent necessary to bring it within the legal requirements.

16. This Agreement, and all rights and obligations contained herein shall be binding on and inure to the benefit of the parties hereto and their respective heirs, executors, legal and personal representatives, successors and assigns. It is also specifically agreed and understood that this Agreement shall be binding upon any successor-in-interest to the Company by way of merger, consolidation or otherwise.

17. Any controversy arising out of or in connection with this Agreement, or any amendment thereof, shall be determined and settled by arbitration in accordance with the rules of the American Arbitration Association. The venue for such arbitration shall be exclusively San Bernardino County, the State of California, USA; and any award rendered shall be final and binding on each and all of the parties thereto and their successor-in-interest, and judgment may be entered thereon in any court having jurisdiction thereon. In any such proceeding, the Arbitrator shall be and hereby is empowered to render an award directing specific performance. Each individual party shall take responsibility for obligations pertaining to costs associated with their own legal representation.

18. All notices among the parties hereto shall be in writing and shall be deemed duly served when personally delivered to another party or, in lieu of such personal service, when deposited in the United States mail, certified and return receipt requested, with first class postage prepaid thereon, addressed as set forth above, or in such other place as may be specified in any written notice given pursuant to this paragraph as the address for service of notice. All notices shall be delivered to the parties addresses as witnessed below.

        Company:                     Scott Sand, CEO & Chairman
                                     Ingen Technologies, Inc.
                                     285 E. County Line Rd.
                                     Calimesa, CA 92320
                                     (800) 259-9622
                                     Tax ID No. 88-0429044

        Contractor:                  PROGRESSIVE INT'L HOLDING CO., LTD.
                                     ROOM 605-606 ALLIANCE BLDG,
                                     130 CONNAUGHT RD CENTRAL HONG KONG,
                                     CENTRAL HONG KONG
                                     Tel: (852)-2542-0566    Fax:(852)-2541-3284

19. This Agreement shall be governed and construed in accordance with laws of the State of California.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above and agree to all of the terms and conditions of this Agreement setforth herein.


        The Contractor:

        /s/ Julian Yuan                             2/22/2008
        ----------------------------------      ----------------
        Julian Yuan, CEO                              Date



        The Company:

        /s/ Scott Sand                              2/22/2008
        ----------------------------------      ----------------
        Scott Sand, CEO                               Date
        Ingen Technologies, Inc.

(*) = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS AS SHOWN, HAS BEEN OMITTED AND FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ("SEC") PURSUANT TO SEC RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                    EXHIBIT-A


Data Specification Sheet for Oxyview(R)
---------------------------------------


OxyView(TM):  Registered Trademark Serial No. 78-886168

FDA Registration No. 3005686889

FDA Owner/Operator No. 9085663

FDA Product Code: BYM

FDA Listing No. E376132

FDA/Department of Health Services License No. 47146

Patent(s): United States, Japan, European Communities, and People's Republic of China

Description: OxyView(TM) relates to flow meters which provide a visual signal for gas flow through a conduit. More particularly it relates to a flow meter which provides a visual cue viewable with the human eye, as to the flow of gas through a cannula which conventionally employs very low pressure and gas volume to a patient using the OxyView(TM). The device is adapted to be engaged between the nose/mouth mounted cannula and a compressed oxygen supply delivered to the cannula through a flexible conduit. It delivers an easily read confirmation of actual continuous flow and of volume of oxygen. OxyView(TM) is more advanced and more accurate than the conventional flow meters, whereas conventional flow meters typically employ a ball which translates up and down and is dependent of gravity, and must maintain a vertical position for accuracy and functionality. OxyView(TM) is patient friendly and can quickly be mounted "in-line" anywhere between the regulator and patient mask or breathing section of the cannula. Most important, the oxygen source, such as a concentrator, respiratory equipment, CPAP, gas/liquid cylinder can be placed at any distance from the patient since OxyView(TM) can be mounted close to the patient and "in-line" with the oxygen tubing. OxyView(TM) can quickly verify to the patient/caregiver the correct oxygen flow, leaks or malfunction in the regulator or respiratory equipment. OxyView is the new generation of pneumatic safety devices needed in the growing oxygen therapy market.


Certificate of Material:
------------------------

Body - Polycarbonate (Makrolon) M2558     Interior Red Piston Paint- Printing Ink 180-PE
Cap- Polycarbonate (Makrolon) M2558       Exterior Body Hot-Stamp Paint- Foil P811N
Piston- Polystyrene DOW666D               Dimensions- 1 3/8" Length and 7/16" Diameter
Spring- 316 Stainless Steel               Total Weight- 0.128 Ounces or 3.98 grams Accessory
Rubber Bushing-PVC 2222 C-60              Range- 1-5 l/m (Model 205A)

** None of these products contain any ingredients being classified toxic or flammable according to EU regulations and are all OSHA compliant. Material manufactures specifications available upon request.